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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                FORM 8-A/A

                      POST-EFFECTIVE AMENDMENT NO. 1

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               ----------------

                                 TENNECO INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

               DELAWARE                              76-0233548
        (STATE OF INCORPORATION                   (I.R.S. EMPLOYER
           OR ORGANIZATION)                      IDENTIFICATION NO.)

                                                        06831
 1275 KING STREET, GREENWICH, CT
         (ADDRESS OF PRINCIPAL                       (ZIP CODE)
           EXECUTIVE OFFICE)

  If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

  If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

                               ----------------

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

             TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
             -------------------               ------------------------------
8 1/4% Cumulative Junior Preferred Stock, Se-
 ries A, without par value                        New York Stock Exchange

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                     None
                               (Title of Class)

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


                INFORMATION REQUIRED IN REGISTRATION STATEMENT

  Tenneco Inc., a Delaware corporation (the "Registrant"), hereby amends its Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on November 12, 1996 (the "Registration Statement").

  The purpose of this Amendment is to amend Item 2 of the Registration Statement to file as an exhibit the Certificate of Designation, Preferences and Rights of the Registrant's 8 1/4% Cumulative Junior Preferred Stock, Series A (the "Series A Preferred Stock") as filed with the Secretary of State of the State of Delaware on November 18, 1996.

ITEM 2. EXHIBITS

  Item 2 of the Registration Statement is hereby amended and restated as follows:

     EXHIBIT
     NO.                           DESCRIPTION OF EXHIBIT
     -------                       ----------------------
        1.   Certificate of Incorporation of the Registrant, as amended and supplemented as of
             March 1, 1996 (incorporated herein by reference from Exhibit 3(a)
             of Registrant's Form 10-K for the fiscal year ended December 31,
             1995, File No. 1-9864).
        2.   Form of Certificate of Amendment of Certificate of Incorporation
             of Registrant (incorporated herein by reference from Appendix H filed as part of El Paso Natural Gas Company's Amendment No. 2 to
             Form S-4, No. 333-10911 filed November 1, 1996).
       *3.   Certificate of Designation, Preferences and Rights of Series A
             Preferred Stock, filed with the Secretary of State of the State of
             Delaware on November 18, 1996.
        4.   Form of Stock Certificate of the Series A Preferred Stock
             (previously filed with the Commission as Exhibit 4 to the
             Registrant's Form 8-A dated November 12, 1996).

--------
*Filed herewith.

                                   SIGNATURE

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Tenneco Inc.
                                           (Registrant)

                                          By:
                                             /s/ Karl A. Stewart
                                          -------------------------------------
                                            Karl A. Stewart
                                            Vice President and Secretary

Dated: November 22, 1996

              EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM 8-A

 EXHIBIT
   NO.                            DESCRIPTION OF EXHIBIT
 -------                          ----------------------
    1.    Certificate of Incorporation of the Registrant, as amended and supplemented as of March 1, 1996 (incorporated herein by reference from Exhibit 3(a) of Registrant's Form 10-K for the fiscal year ended
          December 31, 1995, File No. 1-9864).
    2.    Form of Certificate of Amendment of Certificate of Incorporation of
          Registrant (incorporated herein by reference from Appendix H filed as part of El Paso Natural Gas Company's Amendment No. 2 to Form S-4,
          No. 333-10911 filed November 1, 1996).
   *3.    Certificate of Designation, Preferences and Rights of Series A
          Preferred Stock, filed with the Secretary of State of the State of
          Delaware on November 18, 1996.
    4.    Form of Stock Certificate of the Series A Preferred Stock (previously filed with the Commission as Exhibit 4 to the Registrant's Form 8-A
          dated November 12, 1996).

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*Filed herewith.

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